Term Sheet

 Indicative Financing Terms, Principles and Conditions for Financing the Supply
 ------------------------------------------------------------------------------
               of ECI-Innowave WLL Equipment and related services
               --------------------------------------------------

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
                1)     Structure:                                 Supplier's credit or buyer's credit project
                                                                  financing facility (the "Facility"), at supplier's option.

                2)     Purpose:                                   To finance the supply of ECI Innowave WLL
                                                                  equipment for the operation of Globaltron in
                                                                  Colombia by Interloop S.A. (the "Project").

                3)     Supplier:                                  Innowave ECI Wireless Systems Ltd. ("ECI
                                                                  Innowave") and/or one of its Israeli subsidiaries or
                                                                  affiliates, or, subject to Borrower's consent
                                                                  which shall not be unreasonably withheld, a Non-Israeli ECI subsidiary or affiliate.

                4)     The Buyer;                                 Interloop S.A. ("Interloop").

                5)     Lender:                                    ECI Telecom Ltd. and/or one of its Israeli subsidiaries
                                                                  ("ECI"); or an Israeli financial institution; or, a Non-Israeli
                                                                  ECI subsidiary or affiliate, or a Non-Israeli financial
                                                                  institution, provided that the utilization of such subsidiary, affiliate or financial institution has no adverse tax consequences for Borrower; or, subject to Borrower's consent which
                                                                  shall not be unreasonably withheld, any other entity selected by
                                                                  ECI.

                6)     The Borrower:                              Win-Gate Equity Group Inc. ("Win-Gate").

                7)     The Guarantors for the Master Loan         Globaltron Communication Corporation ("Globaltron")
                       Agreement:                                 and Interloop S.A. (the "Guarantor").

                8)     Transaction Amount:                        Up to Seventy-five million US Dollars (USD
                                                                  75,000,000) through a supply contract to be
                                                                  executed between the supplier and the buyer (the
                                                                  "Commercial Contract").

                9)     Facility Amount:                           The Facility will cover up to $37.75 million.
                                                                  The facility amount will be split into six tranches
                                                                  ("Tranche 1" through Tranche 6", collectively "Tranches"), in the amounts and upon the conditions set forth in
                                                                  Annex-A attached hereto.

                10)    Borrower Downpayment:                      A minimum down payment of the percentage of the
                                                                  equipment ordered (CIF) as set forth in Annex A
                                                                  to be paid prior to each shipment.

                11)    Availability Period:                       The Facility will be available for utilization
                                                                  for a total period of up to 48 months (the
                                                                  "Availability Period"). The Availability Period for each
                                                                  Tranche will be as follows: The availability of the first
                                                                  Tranche begins on the date of entering into a Master
                                                                  Loan Agreement to be executed between the Borrower
                                                                  and the Lender (the "Master Loan Agreement"). The
                                                                  availability of each subsequent Tranche begins upon (1) the completion of each previous Tranche and (ii)
                                                                  fulfillment of all relevant conditions precedent.
                12)    Loan Currency:                             The Facility will be available for utilization in
                                                                  United States Dollars.

                13)    Repayment Schedule:                        Outstanding principal amounts for loans made to the
                                                                  Borrower under the Master Loan Agreement for each
                                                                  Tranche will be repaid over a period of 5 years from
                                                                  the date of the beginning of such Tranche's
                                                                  Availability Period in sixteen (16) consecutive
                                                                  quarterly installments, the first such installment
                                                                  falling due on the 12 month anniversary of the date of
                                                                  the beginning of each Tranche's Availability Period and
                                                                  the remaining installments falling quarterly as
                                                                  aforesaid; provided, however, that if the Lender
                                                                  obtains credit insurance for the indebtedness under the
                                                                  Master Loan Agreement, then the outstanding
                                                                  indebtedness covered by the credit insurance will be
                                                                  repaid in twelve (12) consecutive quarterly
                                                                  installments, the first such installment falling due on
                                                                  the 24 month anniversary of the date of the beginning
                                                                  of the relevant Tranche's Availability Period; provided
                                                                  that, the extension of such repayment period does not
                                                                  prevent Lender from obtaining credit insurance for the
                                                                  indebtedness.
                                       2

                14)    Interest:                                  For each Tranche: Interest shall be calculated on the
                                                                  outstanding principal balance of the total sum of the
                                                                  drawdowns being made under the relevant tranche and
                                                                  paid in consecutive quarterly installments. The first
                                                                  installment is payable after a period of 3 months from
                                                                  the beginning of the Availability Period. Interest
                                                                  shall be in accordance with Annex B. LIBOR shall be as
                                                                  announced by Reuters.

                15)    Commitment Fee:                            Borrower shall pay the Lender a commitment
                                                                  fee of fifty basis points (0.5%) per annum on the unused and available amount of each Tranche.

                16)    Arrangement Fee:                           Borrower shall pay the Lender an Arrangement
                                                                  Fee in one lump-sum payment of fifty basis points
                                                                  (0.5%) calculated on the amount of the Facility,
                                                                  payable by the borrower to the Lender on the date of signature of the Master Loan Agreement.
                17)    Preparation Fee:                           Borrower shall pay the Lender a preparation fee
                                                                  of Thirty Thousand US Dollars (USD 30,000), payable on
                                                                  the date of signature of the Master Loan Agreement,



                                        3







                18)    Credit Risk Insurance Premium:             A credit insurance premium at the rate set by the
                                                                  insurer (the "Premium") shall be borne (i) solely by
                                                                  the Borrower up to a maximum of 3% per annum on the sum
                                                                  of the total amount outstanding and (ii) borne equally
                                                                  by Borrower and Lender with respect to any amounts over
                                                                  such 3%; provided that, subject to Lenders consent,
                                                                  which will not be unreasonably withheld, in the event
                                                                  that Borrower arranges a credit insurance policy, under
                                                                  similar terms and conditions as those proposed by
                                                                  Lender's insurer ("Lender's Insurance") and with a
                                                                  Premium Or payment conditions more advantageous than
                                                                  those proposed by Lender's insurer ("Borrower's
                                                                  Insurance") then the parties agree to contract such
                                                                  Borrower's Insurance.

                                                                  Lender shalE give Borrower written notice of the
                                                                  general terms, conditions, name and Premium of Lender's
                                                                  Insurance. Borrower shall have fourteen (14) days from
                                                                  receipt of such written notice to propose an alternate
                                                                  credit insurance policy. The parties will cooperate to
                                                                  achieve such credit insurance. The Premium shall be
                                                                  paid to the ECI designated bank account within seven
                                                                  (7) days from request for payment of the
                                                                  insurance premium by ECI.

                19)    Taxes:                                     All taxes, including withholding taxes if applicable
                                                                  (except Israeli corporate income tax (or income tax
                                                                  imposed by the jurisdiction in which the Lender is
                                                                  organized, if different from Israel), in each case
                                                                  imposed on the Lender generally with respect to its
                                                                  income), will be for the account of the Borrower in
                                                                  accordance with applicable law. All payments under the
                                                                  Facility to the Lender will be made free of deduction
                                                                  for and made free and clear of any present or future
                                                                  taxes, imposts, levies, withholdings or duties of any
                                                                  nature. Gross up provisions shall apply in the event of
                                                                  any deductions.

                20)    Documentation:                             The loans under the Facility shall be documented by;




                                       4

                                                                  One)   A duly executed Master Loan Agreement to
                                                                         be signed between the Lender, the
                                                                         Borrower and the Guarantors (the "Master
                                                                         Loan Agreement") incorporating without
                                                                         limitation: (i) the terms and conditions
                                                                         set forth in this term sheet; (ii)
                                                                         applicable loan covenants; (iii)
                                                                         conditions precedent for drawdowns under
                                                                         the Master Loan Agreement; (iv) detailed
                                                                         description of the security package to
                                                                         be enjoyed by the Lender; (v)
                                                                         representations and warranties of the
                                                                         Borrower and Lender; (vi) events of
                                                                         default clauses; (vii) other clauses to
                                                                         be agreed between the parties; and
                                                                         (viii) other provisions which are
                                                                         customary in transactions of this nature.

                                                                Two)     A series of international, freely
                                                                         negotiable and irrevocable promissory
                                                                         notes issued by the Borrower for
                                                                         principal and interest due under the
                                                                         Facility. The parties will agree on the
                                                                         format of the notes before entry into
                                                                         the supply agreement and the Master Loan
                                                                         Agreement.

                                                                Three)   Other documentation as required by the Lender
                                                                         as needed in accordance with the terms of this
                                                                         Term Sheet and related to Globaltron and Interloop
                                                                         (the "Companies").

                21)    Conditions Precedent:                             A detailed list of conditions precedent to the
                                                                         utilization of the Facility Amount shall be
                                                                         incorporated in the Master Loan Agreement. The
                                                                         following is a non-exhaustive list of conditions
                                                                         precedent to the utilization of the Facility Amount by
                                                                         the Borrower (in addition to those described in Annex
                                                                         A).

                             21.1) Conditions Agreement:
                                   Precedent to entry into force of the
                                   Master Loan





                                        5



                                                                 a)       Information and Due Diligence--Subject to the prior
                                                                          execution of Confidentiality Agreements acceptable to
                                                                          Borrower and the Guarantors, the Borrower and the
                                                                          (3uarantors agree to provide to the Lender and the
                                                                          Supplier and their advisors, information about the
                                                                          Borrower, the Guarantors and the Project to allow them
                                                                          to consider and structure the proposed financing. Such
                                                                          information will be comprehensive including financial
                                                                          and other information, relevant agreements, technical
                                                                          information supporting the Project costs, operating
                                                                          expenses and other reasonable information in connection
                                                                          with the Project. This would be executed in a form of
                                                                          due diligence carried out by Lender and an external
                                                                          party and will be coordinated between the parties. The
                                                                          results of the information and Due Diligence review
                                                                          will be satisfactory to the Supplier and the Lender.

                                                                 b)       The Borrower shall furnish the Lender with copies of
                                                                          executed and enforceable service agreements with (1)
                                                                          Orbitel S.A. and (2) other partners, if arty,
                                                                          acceptable by the Borrower, provided that this
                                                                          documentation shall be provided under terms of
                                                                          confidentiality.

                                                                 c)       The Borrower shall furnish the Lender with a letter
                                                                          demonstrating the intent of Globaltron to provide
                                                                          equity financing or junior debt to Interloop during the
                                                                          Availability Period of its operation to cover all cash
                                                                          flow needs which would not be satisfied by the
                                                                          operating cash flow of Interloop, the Facility Amount,
                                                                          and other vendor or bank financing commitments. Such
                                                                          cash flow needs may include without limitation
                                                                          operating cash flow deficits, advance payments for
                                                                          capital expenditures and interest payments on account
                                                                          of the Facility and loans from other vendors and banks.

                                        6




                                                                 d)       The Borrower and Guarantors will advise the Lender on a
                                                                          real time basis and from time to time of all fund
                                                                          raising activities of every kind and nature including
                                                                          without limitation by way of private placement and
                                                                          public offering of equity and/or debt securities.

                                                                 e)       The Parties will agree on a target number of wireless
                                                                          lines in Colombia which Interloop will have installed
                                                                          and operated by the end of each year of its operation
                                                                          during the Total Availability Period.

                                                                 f)       The Master Loan Agreement will include covenants
                                                                          providing, among other things, that (i) Interloop will
                                                                          not use its income and earnings for additional
                                                                          investment in fixed assets or other entities before
                                                                          payment in full of all amounts owned under the Master
                                                                          Loan Agreement; (ii) Interloop will not distribute
                                                                          dividends in any manner prior to the repayment in full
                                                                          of all amounts owed under the Master Loan Agreement;
                                                                          and (iii) other covenants that are customary for
                                                                          transactions of this nature.

                                                                 g)       Other conditions precedent to be determined prior to
                                                                          finalizing the Master Loan Agreement.

                              21.2) Conditions precedent to      Conditions precedent in clauses 21.1 d, e, and f
                                    each Drawdown                above each Drawdown shall apply as a condition
                                                                 precedent for under the Master Loan Agreement.

                22)   Security Package and rights                As this is conceived to be a typical project
                      of the Lender:                             financing type of transaction, the Lender will be
                                                                 entitled to, without limitation, the following
                                                                 security package and rights:

                                                                 a)       The loan under the Master Loan Agreement shall
                                                                          constitute senior secured indebtedness of Win-Gate
                                                                          at the same level as any other bank or vendor
                                                                          financer.

                                                                 b)       The indebtedness shall be guaranteed by duly
                                                                          executed guarantees of the Guarantors (the
                                                                          "Guarantees")



                                       7


                                                                 c)      The Lender shall have in accordance with
                                                                         applicable law, an enforceable security
                                                                         interest in the assets of the Companies
                                                                         as follows:

                                                                         (i)      A first priority registered lien on (x) 100% of
                                                                                  the equipment supplied by the Supplier and (y) the
                                                                                  notes and accounts receivable derived from
                                                                                  subscribers of Interloop using such equipment and,
                                                                                  in each case, the proceeds thereof, (other than
                                                                                  notes and accounts receivable and the proceeds
                                                                                  thereof representing amounts to be collected or
                                                                                  that have been collected by Interloop on behalf of
                                                                                  other telecommunications service providers who
                                                                                  have an ownership interest in such notes or
                                                                                  accounts receivables or proceeds).

                                                                         (ii)     A first priority security interest in all
                                                                                  Interloop`s contracts, operating and frequency
                                                                                  licenses and permits as well as other permits and
                                                                                  licenses awarded by the appropriate authorities
                                                                                  (subject to legal approvals), notes and accounts
                                                                                  receivable and proceeds of the foregoing; provided
                                                                                  that in the event that Interloop requires
                                                                                  additional financing for its day-to-day
                                                                                  operations, Lender will consent to the grant of a
                                                                                  security interest to the other lenders on a pari
                                                                                  passu basis.

                                                                         (iii)    In the event that Globaltron grants a security
                                                                                  interest to other equipment vendors in its assets
                                                                                  (other than the equipment being financed by such
                                                                                  vendors) Lender shall be granted a security
                                                                                  interest in such assets on a pari passu basis.

                                                                (d)      Globaltron shall commit not to use the amounts
                                                                         transferred to it by Interloop for any purposes
                                                                         whatsoever prior to the repayment in full of all
                                                                         amounts owed under the Master Loan Agreement.
                                       8

                                                                (e)      The Lender shall have a right to assign all or
                                                                         part of its rights and obligations under the
                                                                         Master Loan Agreement and the Guarantees to a bank
                                                                         or a financial institution or a Credit Insurance
                                                                         Company without the prior consent of the Borrowers
                                                                         or the Guarantor. The Lender will give the
                                                                         Borrower a notice of such assignment 7 days prior
                                                                         to its occurrence.

                                                                (f)      Without Lender's prior written consent, Borrower
                                                                         may not (i) sell and/or assign for cash or cash
                                                                         equivalents its shares in Globaltron representing
                                                                         more than 10% of the outstanding capital stock of
                                                                         Globaltron to a third party or (ii) permit to
                                                                         occur any transactions resulting in a change of
                                                                         control of Globaltron, in each case prior to the
                                                                         repayment in full of all amounts owed under the
                                                                         Master Loan Agreement.

                                                                (g)      Without Lender's prior written consent, Globaltron
                                                                         may not (1) sell and/or assign for cash or cash
                                                                         equivaLents its shares in Interloop representing
                                                                         more than 10% of the outstanding capital stock of
                                                                         Interloop to a third party or (ii) permit to
                                                                         occur any transactions resulting in a change of
                                                                         control of Interloop, in each case prior to the
                                                                         repayment in full of all amounts owed under the
                                                                         Master Loan Agreement.

                                                                (h)      The Lender will have the right to designate a bank
                                                                         or a financial advisor (its identity will be
                                                                         informed to the Lender) to administer and collect
                                                                         the loan on its behalf and inter alia, will be
                                                                         entitled four times a year during the Availability
                                                                         Period and two times a year following the
                                                                         completion of the Availability Period, on prior
                                                                         ten (10) days written notice to the Companies to
                                                                         examine books and records of the Companies, to
                                                                         ensure that the cash flow of Companies is applied
                                                                         in accordance with the Master Loan Agreement.

                                                                (i)      The Lender will be fUrnished with the unaudited
                                                                         quarterly financial statements of the Companies
                                                                         each quarter and the audited financial statements
                                                                         of the Companies at the end of each year.



                                        9



                                                                (j)      The Lender will be entitled to monitor the
                                                                         progress of the project in order to make sure that
                                                                         Interloop is achieving the agreed operating
                                                                         targets with regard to the number of Lines and
                                                                         operating budget. If in the sole determination of
                                                                         the Lender, the lender is of the opinion that
                                                                         Interloop is not expected to meet the agreed
                                                                         operating targets, the Lender may suspend or
                                                                         reduce additional lending to the Borrower.

                                                                (k)      The Lender will be entitled to monitor the
                                                                         progress of Globaltron according to its business
                                                                         plan. If in the sole determination of the Lender,
                                                                         the Lender is of the opinion that Globaltron is
                                                                         not expected to meet its business plan targets,
                                                                         the Lender may suspend or reduce additional
                                                                         lending to the Borrower.

               23)   Loan Covenants:                            The loan covenants arc to be agreed between the
                                                                parties and will be incorporated in the Master
                                                                Loan Agreement. At this stage we can indicate that
                                                                one of the loan covenants will be that until the
                                                                repayment in flaIl of all amounts owned under the
                                                                Master Loan Agreement, the debt (including short
                                                                term debt) to equity ratio of Interloop will not
                                                                exceed a ratio of 3:1; the debt (including short
                                                                term debt) to equity ratio of Globaltron will not
                                                                exceed a ratio of 3:1; and the debt (including
                                                                short term debt) to equity ratio of Win-Gate on a
                                                                stand alone basis will not exceed a ratio of (x)
                                                                5:1 at anytime commencing at the time of the first
                                                                borrowing under the second Tranche (and as a
                                                                condition to such borrowing) and (y) 3:1 at any
                                                                time commencing at the time of the first borrowing
                                                                of the third Tranche (and as a condition to such
                                                                borrowing). Such debt ratios will be determined in
                                                                accordance with U.S. GAAP.

               24)   Governing Law                              New York law will govern the Master Loan Agreement.

               25)   Prepayment                                 Borrower will have a right of prepayment, in whole
                                                                or in part, at any time upon prior written notice.
                                                                The loans so prepaid wilL be paid on a first-in
                                                                first-out basis.
                                       10




               26)   Equity Investment:                         For a period of 24 months following the date of
                                                                the final borrowing in any Tranche, Lender shall
                                                                have the option to convert such borrowings into
                                                                restricted shares of common equity of Win-Gate.
                                                                The conversion price of each option shall be based
                                                                on the valuation equal to (x) the avenge of the
                                                                gross price per share received by Win-Gate in all
                                                                the private or public offerings of equity
                                                                securities of Win-Gate which took place during the
                                                                period beginning on the date of the first
                                                                borrowing under such Tranche and ending on the
                                                                date of the last borrowing under such Tranche or
                                                                (y) if no such equity financing was completed
                                                                during such period, the average market price of
                                                                the common stock of Win-Gate traded in the open
                                                                market during such period less a 15% discount.

               27)   Validity:                                  This Term Sheet is subject to all the conditions
                                                                contained herein as well as the approval of ECI
                                                                and Win-Gate Board of Directors. The parties agree
                                                                to cooperate to try to execute a definitive Master
                                                                Loan Agreement for a period of 90 days from the
                                                                date this Term Sheet is executed.

               28)   Conditions Precedent for Execution         Standard for this type of transaction, including
                                                                but riot of the Master Loan Agreement limited to:

                                                                One)     Receipt of a detailed business plans of
                                                                         Globaltron and Interloop.

                                                                Two)     Completion of ECI and external due diligence on the
                                                                         Companies and their business plan and the positive
                                                                         outcome of the due diLigence in confirming,
                                                                         amongst other things, the assumptions, forecasts
                                                                         and viability of the business plans.

                                                                Three)   Execution of the financing documents in form and
                                                                         substance satisfactory to the Lender and the
                                                                         credit risk insurer and the Borrower;

                                                                Four)    execution of the security documents in form and
                                                                         substance satisfactory to the Lender and the
                                                                         credit risk insurer and the Borrower;

                                                                Five)    execution and entry into force of the Commercial
                                                                         Contract in form and substance satisfactory to the
                                                                         lender and the Borrower;

                                                                Six)     receipt of any relevant approvals and authorizations;

                                                                Seven)   receipt of satisfactory legal opinions for all
                                                                         relevant jurisdictions;
                                       11



                                                                Eight)   Full equity commitment required to meet the
                                                                         full project requirements;

                                                                Nine)    ApprovaL by the Lender of the form and text of
                                                                         international promissory notes to be issued by the
                                                                         Borrower.

                                                                Ten)     Approval by the Lender of the form and text of
                                                                         the Guarantee to be issued by the Guarantor.

                                                                Eleven)  No material adverse change in Colombia and the
                                                                         Borrower, Interloop or Globaltron and / or the
                                                                         financial markets effecting a financing of this
                                                                         type.

                                       12




              Executed as of June 13, 2000.

                                                                WIN-GATE EQUITY GROUP INC.


                                                                BY: /s/ illegible
                                                                -------------------------------------
                                                                Title: CEO



                                                                GLOBALTRON COMMUNICATION
                                                                CORPORATION


                                                                By: /s/ illegible
                                                                -------------------------------------
                                                                Title: CEO


                                                                INTERLOOP S.A.


                                                                By: ________________________________
                                                                Title:


                                                                ECI TELECOM LTD.


                                                                By: /s/ illegible
                                                                ------------------------------------
                                                                Title: SVP & CFO


                                                                INNOWAVE ECI WIRELESS SYSTEMS LTD.


                                                                By: /s/ illegible
                                                                -----------------------------------
                                                                Title: Director

                                                                By:
                                                                -----------------------------------
                                                                Title:


                                     Annex A
                                     -------


                      Maximum             Minimum Down          Maximum Loan
       Tranche   Purchase Amount            Payment                Amount                Conditions[1]
       -------   ---------------            -------                ------                -------------
           1       $5 million           $1.75 million          $3.25 million
                                     (35% of purchases)

           2       $10 million          $3.5 million           $6.5 million    1) Win-Gate shall have completed an
                                     (35% of purchases)                           issuance and sale of equity for gross
                                                                                  proceeds of at Least $10 million
                                                                                  (including the conversion of debt
                                                                                  securities).

                                                                               2) Proof of satisfactory saLes, installation
                                                                                  and operation of 75% of the lines
                                                                                  purchased under Tranche 1.

           3       $10 million           $3.5 million          $6.5 million    1) Win-Gate shall have completed an issuance and sale
                                      (35% of purchases)                          of equity for gross proceeds of at least $15
                                                                                  million (including the conversion of debt
                                                                                  securities).

                                                                               2) Proof of satisfactory sales, installation and
                                                                                  operation of 80% of the lines purchased under
                                                                                  Tranches 1 and 2.

           4       $10 million           $4.5 million          $5.5 million    1) Proof of satisfactory sales, installation
                                      (45% of purchases)                          and operation of 80% of the lines
                                                                                  purchased under Tranches 1, 2 and 3.

                                                                               2) Interloop and Globaltron shall have met 85% of
                                                                                  their financiaL performance targets for the period
                                                                                  as set forth in their respective business plans.

           5       $15 million             $9 million          $6 milLion      1) Proof of satisfactory sales, installation and
                                      (60% of purchases)                          operation of 85% of the lines purchased under
                                                                                  Tranches 1 through 4.

                                                                               2) Interloop and Globaltron shall have met 85% of
                                                                                  their financial performance targets for the period
                                                                                  as set forth in their respective business plans.

                                                                               3) Win-Gate shall have completed an issuance and
                                                                                  sale of a secondary round of equity for gross
                                                                                  proceeds of at least $40 million (including the
                                                                                  conversion of debt securities).

           6       $25 million           $15 million           $10 million     1) Proof of satisfactory sales, installation
                                       (60% of purchases)                         and operation of 85% of the lines
                                                                                  purchased under Tranches 1 through 5.

                                                                               2) Interloop and Globaltron shall have met 85% of
                                                                                  their financial performance targets for the period
                                                                                  as set forth in their respective business plans.

----------

       [1] These conditions shall be in addition to, not in lieu of, all other conditions otherwise set forth in the Term Sheet.

                                     Annex B
                                     -------

                  Tranche                                   Interest Rate
                  -------     --------------------------------------------------
                     1        LIBOR + 300 points assuming 35% down payment
                     2        LIBOR + 300 points assuming 35% down payment
                     3        LIBOR + 300 points assuming 35% down payment
                     4        LIBOR + 200 points assuming 45% down payment
                     5        L1BOR + 100 points assuming 60% down payment
                     6        LIBOR + 100 points assuming 60% down payment


Notwithstanding the foregoing, Borrower shall have the right to reduce the interest rate for the borrowing under any Tranche described above (the
"Adjusted Tranche") to the interest rate set forth in another Tranche (the "Reference Tranche") by increasing the percentage of the down payment in the Adjusted Tranche to the percentage down payment in the Reference Tranche (so, for example, the interest rate of borrowings of Tranche 1 can be reduced to LIBOR plus 200 basis points by increasing the down payment to 45%). Such reduction in interest shaLl be made retroactive for any borrowing if the election and the additional down payment is made within one year of the applicable borrowing if the additional down payment is made after one year of the applicable borrowing then the reduction in interest shall not be made retroactive for any borrowing. Rather, the reduction shall apply solely to interest payments made after the increase of the percentage of the down payment.

If Borrower obtains a credit risk policy for the indebtedness and elects to pay the entire credit insurance premium, rather than sharing the expense with Borrower as set forth in Paragraph 18 of the Term Sheet, then all the down payments required to be paid by the Borrower for the Tranches covered by the credit insurance will stand at 30% (with excess down payments already paid to be credited toward future purchases) and the interest rate for the Tranche covered by the credit insurance will be LIBOR + 300 points.